                                   EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-43947) pertaining to the Symix Systems, Inc. 401(K) Plan of our report dated May 18, 2000, with respect to the financial statements and schedule of the Symix Systems, Inc. 401 (K) Profit Sharing Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1999.



Columbus, Ohio
June 28, 2000


                                          -----------------------------------
                                          Ernst & Young LLP



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